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                                                                       EXHIBIT I


                             JOINT FILING AGREEMENT


The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.


Dated: July 2, 1997

                           THE TCW GROUP, INC.

                           /s/ Mohan Phansalkar
                           ---------------------------------------
                           Mohan Phansalkar
                           Authorized Signatory


                           ROBERT A. DAY

                           /s/ Mohan Phansalkar
                           ---------------------------------------
                           Mohan Phansalkar
                           Under Power of Attorney dated
                           January 30, 1996, on file with
                           Schedule 13G Amendment No. 1 for
                           Matrix Service Co. dated January 30, 1996


                           TRUST COMPANY OF THE WEST

                           /s/ Bruce A. Karsh
                           ---------------------------------------
                           Bruce A. Karsh
                           Authorized Signatory


                           TCW ASSET MANAGEMENT COMPANY

                           /s/ Bruce A. Karsh
                           ---------------------------------------
                           Bruce A. Karsh
                           Authorized Signatory


                           TCW SPECIAL CREDITS

                           /s/ Bruce A. Karsh
                           ----------------------------------------
                           Bruce A. Karsh,
                           Authorized Signatory of TCW Asset Management Company, the Managing General Partner of TCW Special Credits
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                           TCW SPECIAL CREDITS FUND III

                           /s/ Bruce A. Karsh
                           --------------------------------------
                           Bruce A. Karsh
                           Authorized Signatory of TCW Asset Management Company, the Managing General Partner of TCW Special Credits, the General Partner of TCW Special Credits Fund III


                           TCW SPECIAL CREDITS FUND IIIb

                           /s/ Bruce A. Karsh
                           ---------------------------------------
                           Bruce A. Karsh
                           Authorized Signatory of TCW Asset Management Company, the Managing General Partner of TCW Special Credits, the General Partner of TCW Special Credits Fund IIIb


                           TCW SPECIAL CREDITS TRUST IIIb

                           /s/ Bruce A. Karsh
                           ---------------------------------------
                           Bruce A. Karsh
                           Authorized Signatory of Trust Company of the West, the trustee of TCW Special Credits Trust IIIb


                           OAKTREE CAPITAL MANAGEMENT, LLC

                           /s/ Kenneth Liang
                           ---------------------------------------
                           Kenneth Liang
                           Managing Director and General Counsel


                           OCM PRINCIPAL OPPORTUNITIES FUND, L.P.

                           /s/ Kenneth Liang
                           ---------------------------------------
                           Kenneth Liang
                           Managing Director and General Counsel of
                           Oaktree Capital Management, LLC,
                           the General Partner of CCM
                           Principal Opportunities Fund, L.P.